EXHIBIT 32.02
Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350
and Securities Exchange Act Rule 13a-14(b)
In connection with the Annual Report of Concur Technologies, Inc. (“Concur”) on Form 10-K for the fiscal year ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. Steven Singh, Chief Executive Officer, and Chairman of the Board of Concur, hereby certify, pursuant to 18 U.S.C. Section 1350 and Securities Exchange Act Rule 13a-14(b), that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Concur.

Dated: November 14, 2012	By	/S/ FRANCIS J. PELZER
Francis J/ Pelzer Chief Financial Officer
This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be filed by Concur for purposes of Section 18 of the Securities Exchange Act of 1934.